As filed with the Securities and Exchange Commission on August 10, 2011

File No. 811-22597

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940   [X]

PARAMETRIC STRUCTURED ABSOLUTE RETURN PORTFOLIO
(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)

(617) 482-8260
(Registrant’s Telephone Number, including Area Code)

Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Service)

     Throughout this Registration Statement, information concerning Parametric Structured Absolute Return Portfolio (the “Portfolio”) is incorporated by reference from Amendment No. 163 to the Registration Statement of Eaton Vance Mutual Funds Trust (the “Trust”) (File No. 2-90946 under the Securities Act of 1933 (the “1933 Act”)) (the “Amendment”), which was filed electronically with the Securities and Exchange Commission on February 25, 2011 (Accession No. 0000940394-11-000187). The Amendment contains the prospectus (the “Fund prospectus”) and statement of additional information (the “Fund SAI”) of Eaton Vance Multi-Strategy Absolute Return Fund (the “Fund”). The Fund may invest a portion of its assets in the Portfolio.

PART A

     Responses to Items 1, 2, 3, 4 and 13 have been omitted pursuant to Paragraph B2(b) of the General Instructions to Form N-1A.

Item 5. Management

     (a) Investment Adviser

     The Portfolio’s investment adviser is Boston Management and Research ("BMR"). Information about portfolio managers and advisory fees is set forth below.

     The Portfolio’s sub-investment adviser is Parametric Portfolio Associates, LLC (“PPA”). Information about portfolio managers and advisory fees is set forth below.

     (b) Portfolio Manager(s)

     Thomas Seto and David Stein of PPA are the portfolio managers of the Portfolio since its inception in 2011.

Item 6. Purchase and Sale of Portfolio Interests

     (a) – (b) Purchase and Sale of Portfolio Interests

     Interests in the Portfolio are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. Investments in the Portfolio may be made only by U.S. and foreign investment companies, common or commingled trust funds, pooled income funds, organizations or trusts described in Section 401(a) or 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or similar organizations or entities that are “accredited investors” within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the 1933 Act.

Item 7. Tax Information

     The Portfolio expects its allocations to constitute ordinary income and/or capital gains unless an investor is not subject to taxation.

Item 8. Financial Intermediary Compensation

     Not applicable.

Item 9. Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

     The Portfolio is a non-diversified, open-end management investment company. The Portfolio is not intended to be a complete investment program, and a prospective investor should take into account its objectives and other investments when considering the purchase of an interest in the Portfolio. The Portfolio cannot assure achievement of its investment objective.

     The objective of the Portfolio is total return. The Portfolio will seek to achieve its investment objective by utilizing a generally market-neutral strategy with substantially offsetting long and short exposures to major securities and commodities markets. The portfolio will mix long investments in four structured active strategies (structured U.S. equity, structured international equity, structured emerging market equity core and structured commodity) employed by PPA with short exposures to the strategies’ corresponding market benchmark indices (S&P 500, MSCI EAFE, MSCI EM and DJ UBS Commodity Indices). The Portfolio expects to achieve long exposures to the equity markets primarily through investments in individual stocks and long commodity exposures primarily through single commodity swaps. The Portfolio expects to achieve its short index exposures primarily using swaps and futures. Other PPA strategies and accompanying market hedges may, in the future, be incorporated in the Portfolio. The Portfolio will establish a wholly-owned subsidiary in the Cayman Islands, PSAR Commodity Subsidiary, Ltd., (the “Subsidiary”) for the purpose of investing in commodity-related investments, as well as any other permitted investments. BMR has requested a private letter ruling (“PLR”) from the Internal Revenue Service (“IRS”) on behalf of the Portfolio.

     As a non-diversified fund, the Portfolio may invest a larger portion of its assets in the obligations of a limited number of issuers than a diversified fund. This makes the Portfolio more susceptible to adverse economic, business or other developments affecting such issuers.

     The Portfolio’s objective and policies may be changed by the Trustees without shareholder approval. There is no present intention to make any such change, and shareholders will receive at least 60 days’ prior notice of any material change in the Portfolio’s investment objective.

     Registrant incorporates by reference the description of the Portfolio’s policies and procedures with respect to the disclosure of portfolio holdings information from “Information about the Fund” under “Shareholder Account Features” in the Fund prospectus.

Characteristics and Risks of Investments

     Set forth below are the principal characteristics and risks associated with the investments and strategies of the Portfolio. The risks of these investment strategies could adversely affect the Portfolio’s net asset value or total return. The Portfolio might not use or be exposed to all of the strategies and techniques or invest directly or indirectly in all of the types of investments described in this registration statement. While at times the Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

Principal Risks

Equity Investing Risk. The Portfolio shares may be sensitive to stock market volatility and the stocks in which the Portfolio invests may be more volatile than the stock market as a whole. The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Portfolio shares will also likely decline and although stock values can rebound, there is no assurance that values will return to previous levels. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally fall.

Small Company Equity Risk. The stocks of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group, or lack substantial capital reserves or an established performance record. There is generally less publicly available information about such companies than for larger, more established companies.

Foreign and Emerging Market Investment Risk. Because the Portfolio may invest a significant portion of its assets in foreign instruments, the value of Portfolio shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. As a result, Portfolio share values may be more volatile than if it invested only in developed markets. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political and economic risks. The value of foreign investments can be adversely affected by changes in foreign currency exchange rates.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Portfolio, which magnifies the Portfolio’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Portfolio. Derivatives intended for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. The use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivatives counterparty is unable to honor its commitments, the value of the Portfolio may decline and the Portfolio could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

Issuer Diversification Risk. The Portfolio is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Subsidiary Investments. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The Subsidiary may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio itself may also invest up to 10% of its total assets in commodity-linked swap agreements and other commodity-linked derivative instruments. The commodity-linked derivative instruments in which the Subsidiary may invest are intended to provide returns based on the performance of a specified commodities index or reference basket of commodities. The Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Portfolio has greater or lesser exposure to that index than the value of the Portfolio’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Commodity index-linked notes may be leveraged or unleveraged. The Subsidiary is not subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction which can be affected by developments in that jurisdiction. The Subsidiary is subject to the same investment restrictions as the Portfolio.

Risks of Commodity-Related Investments. The value of commodities investments including commodity-related mutual funds and commodity-related ETFs will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the Portfolio’s commodities investments to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Portfolio to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument. Commodity ETFs may use derivatives which expose them to further risks, including counterparty risk. To the extent commodity-related investments are held through an offshore subsidiary of the Portfolio, such subsidiary is not subject to U.S. laws (including securities laws) and their protections. An offshore subsidiary will be subject to the laws of the Cayman Islands, a foreign jurisdiction, which can be affected by developments in that jurisdiction.

Securities Lending Risk. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Portfolio may fall and there may be a delay in recovering the loaned securities. The value of Portfolio shares could also fall if a loan is called and the Portfolio is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates that exceed the costs involved.

Short Sale Risk. Short sale risk includes, among others, the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Subsidiary Risk. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Portfolio. The Subsidiary is not registered under the Investment Company Act of 1940 (“1940 Act”), and is not subject to all of the provisions of the 1940 Act. The Portfolio has applied for a private letter ruling from the IRS with respect to its investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Prospectus and the Statement of Additional Information and could adversely affect the Portfolio.

Risks Associated with Active Management. The Portfolio is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Portfolio’s investment objective. Subjective decisions made by the investment adviser may cause the Portfolio to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Portfolio Investing Risks. The Portfolio is not a complete investment program and you may lose money by investing in the Portfolio. All investments carry a certain amount of risk and there is no guarantee that the Portfolio will be able to achieve its investment objective. Annual Portfolio Operating Expenses expressed as a percentage of the Portfolio’s average daily net assets may change as Portfolio assets increase and decrease, and the Annual Portfolio Operating Expenses may differ in the future. Purchase and redemption activities by Portfolio shareholders may impact the management of the Portfolio and its ability to achieve its investment objective. Investors in the Portfolio should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Correlation Risk. Changes in the value of a hedging instrument may not match those of the investment being hedged. Commodity-linked structured notes may be structured in a way that results in the Portfolio’s performance significantly diverging from a particular index.

Sector Concentration Risk. Because the Portfolio may concentrate its investments in a particular sector of the commodities markets (such as agricultural, energy and natural resources, livestock, precious metals, industrial metals and others) , the value of Portfolio shares may be affected by events that adversely affect that sector and may fluctuate more than that of a less concentrated fund.

Risks Associated with Quantitative Management. The Portfolio relies on its investment adviser to achieve its investment objective. The investment adviser uses quantitative investment techniques and analyses in making investment decisions for the Portfolio, but there can be no assurance that these will achieve the desired results. The Portfolio’s strategy is highly dependent on a quantitatively-based commodity weighting process, a structured sector allocation and a proprietary disciplined rebalancing model that generally has not been independently tested or otherwise reviewed. Securities and exposures selected using this proprietary strategy may be weighted differently than in production-weighted indices and therefore may differ in relative contribution to performance.

Tax Risk. The Portfolio gains exposure to the commodity markets through investments in commodity index-linked derivative instruments, including commodity index-linked swap agreements, commodity index-linked notes, commodity options and futures and options on futures. The Portfolio may also gain exposure indirectly to commodity markets by investing in the Subsidiary, which may invest in commodity index-linked securities and derivative instruments. In order for the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”), the Portfolio must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. However, the Portfolio has been advised that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income. The Portfolio may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. The Portfolio has applied for a PLR from the IRS confirming that income produced by certain types of structured notes, in addition to the Portfolio’s investment in the Subsidiary, constitute qualifying income to the Portfolio. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Portfolio’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/ or guidance issued by the IRS that could affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio.

Fixed Income and Convertible Security Risk. The Portfolio’s shares may be sensitive to increases in prevailing interest rates and the creditworthiness of issuers. Fixed-income securities rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Lower Rated Securities. Investments in obligations rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Utilities and Financial Services Companies. The utilities sector includes companies engaged in the manufacture, production, generation, transmission, sale and distribution of water, gas and electric energy. Companies in the financial services sector include, for example, commercial banks, savings and loan associations, brokerage and investment companies, insurance companies, and consumer and industrial finance companies. Companies in the utilities sector may be sensitive to changes in interest rates and other economic conditions, governmental regulation, uncertainties created by deregulation, power shortages and surpluses, the price and availability of fuel, environmental protection or energy conservation practices, the level and demand for services, and the cost and potential business disruption of technological developments. Companies in the financial services sector are also subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Real Estate Investment Trusts. Real estate investment trusts (“REITs”) are subject to the special risks associated with real estate. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Principal Characteristics and Additional Risks

Foreign and Emerging Market Investments. Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Portfolio’s assets.

The Portfolio may invest in securities and other instruments (including loan participations) issued by sovereign entities. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. corporate debt issuer.

The foregoing risks of foreign investing can be more significant in less developed countries characterized as emerging and frontier market countries, which may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging and frontier market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Portfolio’s investments in these countries and also the ability of the Portfolio to access markets in such countries. Governmental actions can have a significant effect on the economic conditions in emerging and frontier market countries, which also may adversely affect the value and liquidity of the Portfolio’s investments. The laws of emerging and frontier market countries relating to the limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain a judgment in the courts of these countries than it is in the United States. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Portfolio is heavily invested, the Portfolio’s ability to redeem Portfolio investments could become impaired. In such circumstances, the Portfolio may have to sell more liquid securities than it would otherwise choose to sell. Emerging and frontier market countries are also subject to speculative trading, which contributes to their volatility.

Cash and Cash Equivalents. The Portfolio may invest in cash or cash equivalents, including high quality short-term instruments or an affiliated investment vehicle that invests in such instruments.

Commodities-Related Investments. Commodities-related investments may be used to hedge a position in a commodity producing country or for non-hedging purposes, such as to gain exposure to a particular type of commodity or commodity market. Commodities related investments include (but are not limited to): commodities contracts, commodity futures or options thereon (investments in contracts for the future purchase or sale of commodities); commodity exchange-traded funds (exchange-traded funds that track the price of a single commodity, such as gold or oil, or a basket of commodities); total return swaps based on a commodity index (permitting one party to receive/pay the total return on a commodity index against payment/receipt of an agreed upon spread/interest rate); commodity-linked notes (providing a return based on a formula referenced to a commodity index); commodity exchange traded notes (non-interest paying debt instruments whose price fluctuates by contractual commitment with an underlying commodities index); sovereign issued oil warrants (a sovereign obligation the coupon on which is contingent on the price of oil); and any other commodities-related investments permitted by law.

To qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, 90% of the Portfolio’s income must be from certain qualified sources. Direct investment in many commodities investments generates income that is not from a qualified source for purposes of meeting this 90% test. The Portfolio has been advised that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income. The Portfolio may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in an off-shore subsidiary of the Portfolio ("Subsidiary"), through which it may conduct a significant portion of its commodities investing activities. All income or net capital gain allocated to the Portfolio from the Subsidiary will be treated as ordinary income to the Portfolio. The Subsidiary will be advised by the investment adviser and sub-adviser and will be managed in a manner consistent with the Portfolio’s investment objective. To the extent the Portfolio conducts its commodities-related investing through the Subsidiary, such Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary will be subject to the laws of the Cayman Islands, a foreign jurisdiction, and can be effected by developments in that jurisdiction. The Portfolio has applied for a private letter ruling confirming that income produced by its investment in an offshore subsidiary and that income from certain commodity-linked notes constitute qualifying income.

Derivatives. The Portfolio may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any related security, instrument, index or economic indicator ("reference instruments"). Derivatives are financial instruments the value of which is derived from the underlying reference instrument. Derivatives typically allow the Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. The Portfolio incurs costs in connection with opening and closing derivatives positions. The Portfolio may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks.

Commodity Index-Linked Notes. Leveraged or unleveraged commodity index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities and commodities futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index.

These notes expose the Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as counterparty, credit, market and interest rate risks. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

Counterparty Risk. A financial institution or other counterparty with whom the Portfolio or Subsidiary (collectively referred to as Portfolio) does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the Portfolio owns or is otherwise exposed to, may decline in financial condition and become unable to honor its commitments. This could cause the value of Portfolio shares to decline or could delay the return or delivery of collateral or other assets to the Portfolio. To limit the counterparty risk involved in swap agreements, the Portfolio will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Portfolio will be able to do so, the Portfolio may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Portfolio may have limited ability to eliminate its exposure under a credit default swap if the credit of the referenced entity or underlying asset has declined.

Covered Calls and Equity Collars. While the Portfolio generally will write only covered call options, it may sell the instrument underlying a call option prior to entering into a closing purchase transaction on up to 5% of the Portfolio’s net assets, provided that such sale will not occur more than three days prior to the option buy back. In an equity collar, the Portfolio simultaneously writes a call option and purchases a put option on the same instrument.

The Portfolio may also enter swaptions, which are options giving the option owner the right (but not the obligation) to enter into or cancel a swap agreement at a future date.

Credit Derivatives. Credit derivatives are instruments that are intended to provide a long or short exposure to a particular issuer, basket of issuers or economic indicator (such as interest rates). Credit derivatives include credit default swaps, total return swaps, interest rate swaps, credit options, credit-linked notes, forward rate contracts and other instruments that have substantially similar characteristics and risks. In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence which is typically a default by the issuer of a debt obligation. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the inception of the option. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a "reference instrument"). Under forward rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. The primary risks associated with credit derivatives are imperfect correlation, unanticipated market movement, counterparty risk and liquidity risk.

Credit Linked Notes, Credit Options and Similar Investments. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a "reference instrument"). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked noted or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve risks, including counterparty risk.

Equity-Linked Securities. Equity-linked securities are primarily used as an alternative means to more efficiently and effectively access the securities markets of certain countries and may also be known as participation notes, equity swaps, and zero strike calls and warrants. The Portfolio deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity-linked security. Upon sale, the Portfolio receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Portfolio might be unable to obtain its expected benefit. In addition, while the Portfolio will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Portfolio’s ability to enter into other transactions at a time when doing so might be advantageous.

Equity Swaps. Equity swaps involve the exchange by the Portfolio with another party of their respective returns as calculated on a notional amount of an equity index (such as the S&P 500 Index), basket of equity securities, or individual equity security. The success of swap agreements is dependent on the investment adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Other risks include liquidity and counterparty risk.

Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. They are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forwards. As a result, available information may not be complete.

Futures Contracts. The Portfolio may engage in transactions in futures contracts and options on futures contracts. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures contracts involve substantial risk. The Portfolio also is authorized to purchase or sell call and put options on futures contracts. The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

Options on Securities, Indices and Currencies. The Portfolio may engage in transactions in exchange-traded and over-the-counter (“OTC”) options. There are several risks associated with transactions in options such as imperfect correlation, counterparty risk and an insufficient liquid secondary market for particular options. By buying a put option, the Portfolio acquires a right to sell the underlying instrument at the exercise price, thus limiting the Portfolio's risk of loss through a decline in the market value of the instrument until the put option expires. The Portfolio will pay a premium to the seller of the option for the right to receive payments of cash to the extent that the value of the applicable instrument declines below the exercise price as of the option valuation date. If the price of the instrument is above the exercise price of the option as of the option valuation date, the option expires worthless and the Portfolio will not be able to recover the option premium paid to the seller. The Portfolio may purchase uncovered put options. The Portfolio also has authority to write (i.e., sell) put options. The Portfolio will receive a premium for writing a put option, which increases the Portfolio's return. In writing a put option, the Portfolio has the obligation to buy the underlying instrument at an agreed upon price if the price of such instrument decreases below the exercise price. If the value of the instrument on the option expiration date is above the exercise price, the option will generally expire worthless and the Portfolio, as option seller, will have no obligation to the option holder.

A purchased call option gives the Portfolio the right to buy, and obligates the seller to sell, the underlying instrument at the exercise price at any time during the option period. The Portfolio also is authorized to write (i.e., sell) call options on instruments in which it may invest and to enter into closing purchase transactions with respect to such options. A covered call option is an option in which the Portfolio, in return for a premium, gives another party a right to buy specified instruments owned by the Portfolio at a specified future date and price set at the time of the contract. The Portfolio's ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. Uncovered calls have speculative characteristics and are riskier than covered calls because there is no underlying instrument held by the Portfolio that can act as a partial hedge. As the writer of a covered call option or an index call option, the Portfolio forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

OTC options involve risk that the issuer or counterparty will fail to perform its contractual obligations. Participants in these markets are typically not subject to the same credit evaluation and regulatory oversight as are members of “exchange-based” markets. By engaging in option transactions in these markets, the Portfolio may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default.

The Portfolio may also enter swaptions, which are options giving the option owner the right (but not the obligation) to enter into or cancel a swap agreement at a future date.

Foreign Currencies. The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading. Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Costs are incurred in connection with conversions between currencies. The

Portfolio may engage in spot transactions and forward foreign currency exchange contracts, purchase and sell options on currencies and purchase and sell currency futures contracts and related options thereon (collectively, "Currency Instruments") to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns. Use of Currency Instruments may involve substantial currency risk and may also involve counterparty, leverage or liquidity risk.

Illiquid Securities. The Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale (such as those issued in private placements), and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Portfolio illiquidity if eligible buyers become uninterested in purchasing them.

Pooled Investment Vehicles. Subject to applicable limitations, the Portfolio may invest in pooled investment vehicles, including open- and closed-end investment companies affiliated or unaffiliated with the investment adviser, and exchange-traded funds. The market for common shares of closed-end investment companies and exchange-traded funds, which are generally traded on an exchange, is affected by the demand for those securities, regardless of the value of the fund’s underlying portfolio assets. The Portfolio will indirectly bear its proportionate share of any management fees and expenses paid by unaffiliated and certain affiliated pooled investment vehicles in which it invests, except that management fees of affiliated funds may be waived.

Fixed-Income Securities. Fixed-income securities include all types of bonds and notes, such as convertible securities; corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities; loan participations and assignments; delayed funding loans and revolving credit facilities; preferred securities; and bank certificates of deposit, fixed time deposits, bank deposits (or investments structured to provide the same type of exposure) and bankers’ acceptances of foreign and domestic banks. Fixed-income securities are issued by: non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; international agencies or supranational entities; the U.S. Government, its agencies or government-sponsored enterprises (or guaranteed thereby); central or quasi-sovereign banks and U.S. and non-U.S. corporations. Fixed-income securities include deep discount bonds, such as zero coupon bonds, deferred interest bonds, bonds or securities on which the interest is payable in-kind (“PIK securities”), which are debt obligations that are issued at a significant discount from face value, and securities purchased on a forward commitment or when-issued basis. While zero coupon bonds do not make periodic payments of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK securities provide that the issuer thereof may, at its option, pay interest in cash or in the form of additional securities.

Portfolio Turnover. The annual portfolio turnover rate of the Portfolio may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains and pay more commissions (which may reduce return) than a fund with a lower rate. Capital gains distributions may be made to shareholders if offsetting capital loss carryforwards do not exist.

Securities Lending. The Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will only be made to firms that have been approved by the investment adviser and the investment adviser or the securities lending agent will periodically monitor the financial condition of such organizations while any loans are outstanding. In addition, loans will only be made when the investment adviser believes the expected returns, net of expenses, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law.

Short Sales. The Portfolio may engage in covered short sales (on individual securities held or on an index or basket of securities whose constituents are held in whole or in part) . A short sale on an individual security typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it will be required to acquire securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss. When making a short sale, the Portfolio must segregate liquid assets equal to (or otherwise cover) its obligations under the short sale. The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale.

Smaller Companies. Securities of smaller, less seasoned companies, which may include legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Because of the absence of any public trading market for some of these investments (such as those which are legally restricted) it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

Borrowing. The Portfolio is authorized to borrow in accordance with applicable regulations, but currently intends to borrow only for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions). The Portfolio will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

General. Unless otherwise stated, the Portfolio’s investment objective and certain other policies may be changed without shareholder approval. Any proposed material change in the investment objective will be submitted to shareholders for their approval. During unusual market conditions, the Portfolio may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies. The Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Portfolio may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

Item 10. Management, Organization and Capital Structure

     (a) Management

     The Portfolio’s investment adviser is BMR, a subsidiary of Eaton Vance Management (“Eaton Vance”), with offices at Two International Place, Boston, MA 02110. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its affiliates currently manage over $200 billion on behalf of mutual funds, institutional clients and individuals. The investment adviser manages investments pursuant to an investment advisory agreement.

     Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee as follows:

Annual Fee Rate
Average Daily Net Assets for the month	(for each level)

Up to $500 million	1.000%
$500 million but less than $1 billion	0.950%
$1 billion but less than $2.5 billion	0.925%
$2.5 billion but less than $5 billion	0.900%
$5 billion and over	0.880%

     The Portfolio’s sub-investment adviser is PPA, an indirect affiliate of Eaton Vance, with offices 1918 Eighth Avenue, Suite 3100, Seattle, WA 98101. For its services PPA receives a sub-advisory fee from BMR on the Portfolio’s average net assets.

     Thomas Seto and David Stein are the portfolio managers responsible for the day-to-day management of the Portfolio. Mr. Seto has been Vice President and Director of Portfolio Management at PPA for more than five years. Mr. Stein has been Managing Director and Chief Investment Officer at PPA for more than five years.

     (b) Capital Stock

     Registrant incorporates by reference information concerning interests in the Portfolio from “Management and Organization” in the Fund SAI.

Item 11. Shareholder Information

     (a) Pricing

     The net asset value of the Portfolio is determined once each day only when the New York Stock Exchange (the “Exchange”) is open for trading (“Portfolio Business Day”). This determination is made each Portfolio Business Day as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) (the “Portfolio Valuation Time”). Registrant employs the same valuation methodologies as the Fund. Registrant incorporates by reference information concerning the computation of net asset value and valuation of Portfolio assets from “Valuing Shares” in the Fund prospectus.

     (b) and (c) Purchases and Redemptions

     As described above, interests in the Portfolio are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. There is no minimum initial or subsequent investment in the Portfolio. The Portfolio reserves the right to cease accepting investments at any time or to reject any investment order. The placement agent for the Portfolio is Eaton Vance Distributors, Inc. (“EVD”), a direct wholly-owned subsidiary of Eaton Vance Corp. The principal business address of EVD is Two International Place, Boston, Massachusetts 02110. EVD receives no compensation from the Portfolio for serving as the placement agent for the Portfolio.

     Each investor in the Portfolio may add to or reduce its investment in the Portfolio on each Portfolio Business Day as of the Portfolio Valuation Time. The value of each investor’s interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represents that investor’s share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor’s percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio for the current Portfolio Business Day.

     An investor in the Portfolio may withdraw all of (redeem) or any portion of (decrease) its interest in the Portfolio if a withdrawal request in proper form is furnished by the investor to the Portfolio. All withdrawals will be effected as of the next Portfolio Valuation Time. The proceeds of a withdrawal will be paid by the Portfolio normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. The Portfolio reserves the right to pay the proceeds of a withdrawal (whether a redemption or decrease) by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the interest (whether complete or partial) being withdrawn. If an investor received a distribution in kind upon such withdrawal, the investor could incur brokerage and other charges in converting the securities to cash. Investments in the Portfolio may not be transferred.

     The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the “SEC”) or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), if an emergency exists as determined by the SEC, or during any other period permitted by order of the SEC for the protection of investors.

     (d) Dividends and Distributions

     The Portfolio will allocate at least annually among its investors each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

     (e) Frequent Purchases and Redemptions of Portfolio Shares

     In general, frequent purchases and redemptions of investment company shares may dilute the value of shares held by long-term shareholders. Excessive purchases and redemptions may disrupt efficient portfolio management, forcing an investment company to sell portfolio securities at inopportune times to raise cash, or cause increased expenses such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage, or increased administrative costs. The Boards of Trustees of the Eaton Vance funds have adopted policies for the Portfolio to discourage short-term trading and market timing and to seek to minimize the potentially detrimental effects of frequent purchases and redemptions of Portfolio shares. Registrant incorporates by reference additional information from “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares” in the Fund prospectus.

     (f) Tax Consequences

     Under the anticipated method of operation of the Portfolio, the Portfolio should be classified as a partnership under the Code and should not be subject to any federal income tax. However, each investor in the Portfolio will be required to take into account its allocable share of the Portfolio’s taxable ordinary income and capital gain in determining its federal income tax liability, if any. The determination of each such share will be made in accordance with the governing instruments of the Portfolio, which are intended to comply with the requirements of the Code and the regulations promulgated thereunder.

     The Portfolio expects to manage its assets in such a way that an investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that it invests all of its assets in the Portfolio or other regulated investment companies that so manage their assets.

Item 12. Distribution Arrangements

     Not applicable.

PART B

Item 14. Cover Page and Table of Contents

Item 15. Portfolio History

     The Portfolio is organized as a trust under the laws of the Commonwealth of Massachusetts under a Declaration of Trust dated August 8, 2011.

Item 16. Description of the Portfolio and Its Investments and Risks

     Part A contains information about the investment objective and policies of the Portfolio. This Part B should be read in conjunction with Part A. Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A.

     With the exception of the Portfolio’s investment restrictions, which are set forth below, Registrant incorporates by reference additional information concerning the investment policies which may be employed by the Portfolio (as described in Part A) from “Strategies and Risks” and “Appendix E: Ratings” in the Fund SAI. Registrant also incorporates by reference the Portfolio’s policies regarding the disclosure of portfolio holdings information (which apply equally to the Fund and Portfolio) from “Disclosure of Portfolio Holdings and Related Information” under “Performance” in the Fund SAI.

Investment Restrictions

The following investment restrictions of the Portfolio are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Portfolio’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of the Portfolio. Accordingly, the Portfolio may not:

(1)	Borrow money or issue senior securities except as permitted by the 1940 Act;

(2)	Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Portfolio of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

(3)	Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

(4)	Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(5)	Make loans to any person, except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities;

(6)	With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or

(7)	Concentrate its investments in any particular industry, but, if deemed appropriate for the Portfolio’s objective, up to (but less than) 25% of the value of its assets may be invested in securities of companies in any one industry (although more than 25% may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

In addition, the Portfolio may:

(8)	Purchase and sell commodities and commodities contracts of all types and kinds (including without limitation futures contracts, options on futures contracts and other commodities related investments) to the extent permitted by law.

The Portfolio may concentrate its investments in certain sectors, industries or types of obligations.

     In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company’s total assets after subtracting liabilities other than the borrowings).

     The following nonfundamental investment policies have been adopted by the Portfolio. A nonfundamental investment policy may be changed by the Trustees with respect to the Portfolio without approval of the Portfolio or its other investors. The Portfolio will not:

*	make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

*	invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the 1933 Act and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to e extent that eligible buyers become uninterested in purchasing such securities.

     In addition, to the extent a registered open-end investment company acquires securities of a Portfolio in reliance on Section 12(d)(1)(G) under the 1940 Act, such Portfolio shall not acquire any securities of a registered open-end investment company in reliance on Section 12(d)(1)(G) under the 1940 Act.

     Whenever an investment policy or investment restriction set forth in the Fund prospectus or Fund SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Portfolio to dispose of such security or other asset. However, the Portfolio must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

Item 17. Management of the Portfolio

     (a) - (c) Management Information, Board of Trustees and Compensation

     Registrant’s Trustees, officers and Board committees are the same as those of the Fund. Registrant incorporates by reference information concerning the management of the Portfolio from “Management and Organization” in the Fund SAI.

     (d) Sales Loads

     Not applicable.

     (e) Code of Ethics

     Registrant is subject to the same Code of Ethics as the Fund. Registrant incorporates by reference information concerning the code of ethics from “Code of Ethics” under “Investment Advisory and Administrative Services” in the Fund SAI and the Code of Ethics of PPA effective January 2, 2006 filed as Exhibit (p)(4) to Post-Effective Amendment No. 166 of the Trust filed April 28, 2011 (Accession No. 00009440394-11-000485).

     (f) Proxy Voting Policies

     Registrant incorporates by reference information concerning relevant proxy voting policies from “Proxy Voting Policy” under “Management and Organization” and from “Appendix E” and “Appendix F” in the Fund SAI.

Item 18. Control Persons and Principal Holders of Securities

     (a) - (b) Control Persons and Principal Holders

     As of August 10, 2011, Eaton Vance Management (“EVM”) controlled the Portfolio by virtue of owning approximately 99.9% of the value of the outstanding interests in the Portfolio.

     EVM is organized as a Massachusetts business trust. It is a wholly-owned subsidiary of Eaton Vance Corp. and its address is Two International Place, Boston, MA 02110. A controlling interest holder may take actions without the approval of any other investor.

     (c) Management Ownership

     As described in Part A, interests in the Portfolio may only be held by certain investment companies and other entities. Interests in the Portfolio cannot be purchased by a Trustee or officer of the Portfolio. The Trustees and officers of the Portfolio as a group do not own any interests in the Portfolio.

Item 19. Investment Advisory and Other Services

Investment Advisory Services. As described in Part A, BMR manages the Portfolio’s investments and affairs and provides related office facilities and personnel subject to the supervision of the Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold and what portion, if any, of assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees who are members of the investment adviser’s organization and all personnel of the investment adviser performing services relating to research and investment activities.

BMR has delegated the investment management of the Portfolio to PPA pursuant to an investment sub-advisory agreement. Pursuant to the investment sub-advisory agreement, the sub-adviser receives a fee from BMR for the sub-adviser’s services, payments and facilities. From time to time, BMR and PPA are each referred to herein as an “investment adviser”. PPA is sometimes referred to herein as “sub-adviser”. BMR will be responsible for managing the Portfolio’s overall investment program.

The Investment Advisory and Investment Sub-Advisory Agreement with the investment adviser or sub-investment advisor continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corp.(“EVC”), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Dorothy E. Puhy, Duncan W. Richardson, Winthrop H. Smith, Jr. and Richard A. Spillane Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Brian D. Langstraat, Michael R. Mach, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, Mr. Richardson, Walter A. Row, III, G. West Saltonstall, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Mark S. Venezia, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. All of the officers of the Trust (as well as Mr. Faust who is also a Trustee) hold positions in the Eaton Vance organization.

Information About Parametric. Parametric is a Seattle, Washington based investment manager providing investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. At June 30, 2011, Parametric’s assets under management totaled approximately $42 billion. Parametric is the successor investment adviser to Parametric Portfolio Associates, Inc., which commenced operations in 1987.

Expenses. The Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser or the principal underwriter).

Principal Underwriter. Eaton Vance Distributors, Inc. (“EVD”), Two International Place, Boston, MA 02110, is the placement agent of the Portfolio. The Placement Agent Agreement is renewable annually by the Trust’s Board of Trustees (including a majority of the noninterested Trustees), may be terminated on sixty days’ notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Trust, and is automatically terminated upon assignment. EVD is a direct, wholly-owned subsidiary of EVC. Mr. Faust is a Director of EVD.

Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street“), 200 Clarendon Street, Boston, Massachusetts 02116, serves as custodian and transfer agent. State Street has custody of all Portfolio assets, maintains the Portfolio general ledger and computes the daily net asset value of Portfolio interests in the Portfolio. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions. State Street also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including State Street. It is Eaton Vance’s opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential Portfolio custodial or other relationships with such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of the Portfolio, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

Item 20. Portfolio Managers

     As described in Part A, interests in the Portfolio may only be held by certain investment companies and other entities. Interests in the Portfolio cannot be purchased by a portfolio manager.

     Thomas Seto and David Stein are the portfolio managers responsible for the day-to-day management of the Portfolio. Mr. Seto has been Vice President and Director of Portfolio Management at PPA for more than five years. Mr. Stein has been Managing Director and Chief Investment Officer at PPA for more than five years.

     Registrant also incorporates information concerning Messrs. Seto and Stein from “Portfolio Managers” under “Investment Advisory and Administrative Services” in the statement of additional information for Parametric Structured Commodity Strategy Fund, a series of the Trust, contained in the Registration Statement which was filed electronically with the Securities and Exchange Commission on May 25, 2011 (Accession No. 0000940394-11-000607) with respect to the Portfolio’s sub-adviser, PPA.

Item 21. Brokerage Allocation and Other Practices

     Registrant incorporates by reference information concerning the brokerage practices of the Portfolio from “Portfolio Securities Transactions” in the Fund SAI.

Item 22. Capital Stock and Other Securities

     Under the Portfolio’s Declaration of Trust, the Trustees are authorized to issue interests in the Portfolio. Investors are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of the Portfolio. Upon dissolution of the Portfolio, the Trustees shall liquidate the assets of the Portfolio and apply and distribute the proceeds thereof as follows: (a) first, to the payment of all debts and obligations of the Portfolio to third parties including, without limitation, the retirement of outstanding debt, including any debt owed to holders of record of interests in the Portfolio (“Holders”) or their affiliates, and the expenses of liquidation, and to the setting up of any reserves for contingencies which may be necessary; and (b) second, in accordance with the Holders’ positive Book Capital Account balances after adjusting Book Capital Accounts for certain allocations provided in the Declaration of Trust and in accordance with the requirements described in Treasury

Regulations Section 1.704-1(b)(2)(ii)(b)(2). Notwithstanding the foregoing, if the Trustees shall determine that an immediate sale of part or all of the assets of the Portfolio would cause undue loss to the Holders, the Trustees, in order to avoid such loss, may, after having given notification to all the Holders, to the extent not then prohibited by the law of any jurisdiction in which the Portfolio is then formed or qualified and applicable in the circumstances, either defer liquidation of and withhold from distribution for a reasonable time any assets of the Portfolio except those necessary to satisfy the Portfolio’s debts and obligations or distribute the Portfolio’s assets to the Holders in liquidation. The Trustees may authorize the issuance of certificates of beneficial interest to evidence the ownership of interests in the Portfolio.

     Each Holder is entitled to vote in proportion to the amount of its interest in the Portfolio. Holders do not have cumulative voting rights. The Portfolio is not required and has no current intention to hold annual meetings of Holders, but the Portfolio will hold meetings of Holders when in the judgment of the Portfolio’s Trustees it is necessary or desirable to submit matters to a vote of Holders at a meeting. Any action which may be taken by Holders may be taken without a meeting if Holders holding more than 50% of all interests entitled to vote (or such larger proportion thereof as shall be required by any express provision of the Declaration of Trust of the Portfolio) consent to the action in writing and the consents are filed with the records of meetings of Holders.

     The Portfolio’s Declaration of Trust may be amended by vote of Holders of more than 50% of all interests in the Portfolio at any meeting of Holders or by an instrument in writing without a meeting, executed by a majority of the Trustees and consented to by the Holders of more than 50% of all interests. The Trustees may also amend the Declaration of Trust (without the vote or consent of Holders) to change the Portfolio’s name or the state or other jurisdiction whose law shall be the governing law, to supply any omission or cure, correct or supplement any ambiguous, defective or inconsistent provision, to conform the Declaration of Trust to applicable federal law or regulations or to the requirements of the Code, or to change, modify or rescind any provision, provided that such change, modification or rescission is determined by the Trustees to be necessary or appropriate and not to have a materially adverse effect on the financial interests of the Holders. No amendment of the Declaration of Trust which would change any rights with respect to any Holder’s interest in the Portfolio by reducing the amount payable thereon upon liquidation of the Portfolio may be made, except with the vote or consent of the Holders of two-thirds of all interests. References in the Declaration of Trust and in Part A or this Part B to a specified percentage of, or fraction of, interests in the Portfolio, means Holders whose combined Book Capital Account balances represent such specified percentage or fraction of the combined Book Capital Account balance of all, or a specified group of, Holders.

     The Portfolio may merge or consolidate with any other corporation, association, trust or other organization or may sell or exchange all or substantially all of its assets upon such terms and conditions and for such consideration when and as authorized by the Holders of (a) 67% or more of the interests in the Portfolio present or represented at the meeting of Holders, if Holders of more than 50% of all interests are present or represented by proxy, or (b) more than 50% of all interests, whichever is less. The Portfolio may be terminated (i) by the affirmative vote of Holders of not less than two-thirds of all interests at any meeting of Holders or by an instrument in writing without a meeting, executed by a majority of the Trustees and consented to by Holders of not less than two-thirds of all interests, or (ii) by the Trustees by written notice to the Holders.

     The Declaration of Trust provides that obligations of the Portfolio are not binding upon the Trustees individually but only upon the property of the Portfolio and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Item 23. Purchase, Redemptions and Pricing of Shares

     See Item 11 herein. Registrant employs the same valuation procedures as the Fund. Registrant incorporates by reference information concerning valuation of the Portfolio’s assets from “Calculation of Net Asset Value” in the Fund SAI.

Item 24. Taxation of the Portfolio

     Provided the Portfolio is operated at all times during its existence in accordance with certain organizational and operational documents, the Portfolio should be classified as a partnership under the Code, and it should not be a “publicly traded partnership” within the meaning of Section 7704 of the Code. Consequently, the Portfolio does not expect that it will be required to pay any U.S. federal income tax, and a Holder will be required to take into account in determining its federal income tax liability its share of the Portfolio’s income, gains, losses, deductions and credits.

     Under Subchapter K of the Code, a partnership is considered to be either an aggregate of its members or a separate entity depending upon the factual and legal context in which the question arises. Under the aggregate approach, each partner is treated as an owner of an undivided interest in partnership assets and operations. Under the entity approach, the partnership is treated as a separate entity in which partners have no direct interest in partnership assets and operations. In the case of a Holder that seeks to qualify as a regulated investment company (“RIC”), the aggregate approach should apply, and each such Holder should accordingly be deemed to own a proportionate share of each of the assets of the Portfolio and to be entitled to the gross income of the Portfolio attributable to that share for purposes of all requirements of Subchapter M of the Code.

     In order to enable a Holder (that is otherwise eligible) to qualify as a RIC, the Portfolio intends to satisfy the requirements of Subchapter M of the Code relating to sources of income and diversification of assets as if they were applicable to the Portfolio and to permit withdrawals in a manner that will enable a Holder which is a RIC to comply with the distribution requirements applicable to RICs (including those under Sections 852 and 4982 of the Code). The Portfolio will allocate at least annually to each Holder such Holder’s distributive share of the Portfolio’s net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit in a manner intended to comply with the Code and applicable Treasury Regulations.

     To the extent the cash proceeds of any withdrawal (or, under certain circumstances, such proceeds plus the value of any marketable securities distributed to an investor) (“liquid proceeds”) exceed a Holder’s adjusted basis of his interest in the Portfolio, the Holder will generally realize a gain for federal income tax purposes. If, upon a complete withdrawal (redemption of the entire interest), a Holder receives only liquid proceeds (and/or unrealized receivables) and the Holder’s adjusted basis of his interest exceeds the liquid proceeds of such withdrawal and the Holder’s basis in any unrealized receivables, the Holder will generally realize a loss for U.S. federal income tax purposes. In addition, on a distribution to a Holder from the Portfolio, (1) income may be recognized if the distribution changes a distributee’s share of any unrealized receivables held by the Portfolio and (2)

gain or loss may be recognized on a distribution to a Holder that contributed property to the Portfolio. The tax consequences of a withdrawal of property (instead of or in addition to liquid proceeds) will be different and will depend on the specific factual circumstances. A Holder’s adjusted basis of an interest in the Portfolio will generally be the aggregate prices paid therefor (including the adjusted basis of contributed property and any gain recognized on the contribution thereof), increased by the amounts of the Holder’s distributive share of items of income (including income exempt from federal income taxation) and realized net gain of the Portfolio, and reduced, but not below zero, by (i) the amounts of the Holder’s distributive share of items of Portfolio loss, and (ii) the amount of any cash distributions (including distributions of income exempt from U.S. federal income taxation and cash distributions on withdrawals from the Portfolio) and the basis to the Holder of any property received by such Holder other than in liquidation, and (iii) the Holder’s distributive share of the Portfolio’s nondeductible expenditures not properly chargeable to the Holder’s capital account. Increases or decreases in a Holder’s share of the Portfolio’s liabilities may also result in corresponding increases or decreases in such adjusted basis.

     A partnership has the option to make an election to adjust the basis of the partnership’s assets in the event of a distribution of partnership property to a partner, or a transfer of a partnership interest. This optional adjustment could either increase or decrease such basis depending on the relevant facts. There can be no assurance that the Portfolio will make such an election in the future. Furthermore, this basis adjustment is mandatory in certain circumstances.

     For the taxable years beginning on or before December 31, 2010, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for the dividends received by the Portfolio to be qualified dividend income, the Portfolio must meet holding period and other requirements with respect to the dividend-paying stocks. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

     The Portfolio’s investments in options, futures contracts, hedging transactions, forward contracts and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments to the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors, including RIC shareholders.

The Portfolio may be subject to foreign taxes on its income (including, in some cases, capital gains) from certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. The anticipated extent of the Portfolio’s investment in foreign securities is such that it is not expected that a Holder that is a RIC will be eligible to pass through to its shareholders foreign taxes paid by the Portfolio and allocated to the Holder, so that shareholders of such RIC will not be entitled to foreign tax credits or deductions for foreign taxes paid by the Portfolio and allocated to the RIC. Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Investments in “passive foreign investment companies” by the Portfolio could subject an investor in the Portfolio to adverse U.S. federal income tax consequences and other charges on the proceeds from the sales of the investment in such company; however these charges can be avoided by making certain elections. Certain uses of foreign currency and investment by the Portfolio in the stock of certain “passive foreign investment companies” may be limited or a tax election with respect to "passive foreign investment companies" may be made, if available, in order to enable an investor that is a RIC to preserve its qualification as a RIC or to avoid imposition of tax on such an investor.

     Investments in passive foreign investment companies could subject the Portfolio to adverse U.S. federal income tax consequences or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investment may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a “qualified electing fund.”

     The Portfolio will allocate at least annually to its investors their respective distributive shares of any net investment income and net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio’s fiscal year on certain options and futures transactions that are required to be marked-to-market).

     An entity that is treated as a partnership under the Code, such as the Portfolio, is generally treated as a partnership under state and local tax laws, but certain states may have different entity classification criteria and may therefore reach a different conclusion. Entities that are classified as partnerships are not treated as separate taxable entities under most state and local tax laws, and the income of a partnership is considered to be income of partners both in timing and in character. The laws of the various states and local taxing authorities vary with respect to the status of a partnership interest under state and local tax laws, and each Holder of an interest in the Portfolio is advised to consult his own tax adviser.

     The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Investors should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Portfolio. It is not possible at this time to predict whether or to what extent any changes in the Code or interpretations thereof will occur. Prospective investors should consult with their own tax advisers regarding pending and proposed legislation and other changes.

Item 25. Underwriters

     The placement agent for the Portfolio is EVD. Investment companies, common and commingled trust funds, pooled income funds and similar entities may continuously invest in the Portfolio.

Item 26. Calculation of Performance Data

     Not applicable.

Item 27. Financial Statements

     Not applicable.

PART C

Item 28. Exhibits (with inapplicable items omitted)

(a)		Declaration of Trust dated August 8, 2011 filed herewith.

(b)		By-Laws of the Registrant adopted August 8, 2011 filed herewith.

(c)		Reference is made to Item 28(a) and 28(b) above.

(d)	(1)	Investment Advisory Agreement between the Registrant and Boston Management and
Research dated August 8, 2011 filed herewith.

	(2)	Investment Sub-Advisory Agreement between Boston Management and
Research and Parametric Portfolio Associates, LLC dated August 8, 2011 filed herewith.

(e)		Placement Agent Agreement with Eaton Vance Distributors, Inc. dated August 8,
2011 filed herewith.

(f)		The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See In the Matter of Capital
Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

(g)	(1)	Master Custodian Agreement with State Street Bank & Trust Company dated
September 1, 2010 filed as Exhibit (g)(1) of Eaton Vance Municipals Trust (File
Nos. 33-00572, 811-4409) filed November 30, 2010 (Accession No.
0000940394-10-0011163) and incorporated herein by reference.

	(2)	Amended and Restated Services Agreement with State Street Bank & Trust
Company dated September 1, 2010 filed as Exhibit (g)(2) of Eaton Vance Special
Investment Trust (File Nos. 2-27962, 811-1545) FILED September 27, 2010
(Accession No. 0000940394-10-001000) and incorporated herein by reference.

(p)	(1)	Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management,
Boston Management and Research, Eaton Vance Distributors, Inc. and the
Eaton Vance Funds effective September 1, 2000, as revised July 15, 2011, filed as Exhibit (p) to Post-Effective Amendment No. 58 of Eaton Vance Investment
Trust (File Nos. 33-1121, 811-4443) filed July 27, 2011 (Accession No.
000193125-11-000910) and incorporated herein by reference.

	(2)	Code of Ethics adopted by Parametric Portfolio Associates effective January 2,
2006 filed as Exhibit (p)(4) to Post-Effective Amendment No. 166 of Eaton Vance
Mutual Funds Trust (File Nos. 02-90946, 811-4015) filed April 28, 2011
(Accession No. 0000940394-11-000485) and incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant

     Not applicable.

C-1

Item 30. Indemnification

     Article V of the Registrant’s Declaration of Trust contains indemnification provisions for Trustees and officers. The Trustees and officers of the Registrant and the personnel of the Registrant’s investment adviser are insured under an errors and omissions liability insurance policy.

     The Placement Agent Agreement also provides for reciprocal indemnity of the placement agent, on the one hand, and the Trustees and officers, on the other.

Item 31. Business and Other Connections of the Investment Adviser

     Reference is made to: (i) the information set forth under the caption “Management and Organization” in the Fund SAI; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); (iii) the Forms ADV of Eaton Vance Management (File No. 801-15930), Boston Management and Research (File No. 801-43127) and Parametric Risk Advisors, LLC (File No. 801-67738) filed with the SEC, all of which are incorporated herein by reference.

Item 32. Principal Underwriters

     Not applicable.

Item 33. Location of Accounts and Records

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian, State Street Bank and Trust Company, 200 Clarendon Street, Boston, MA 02116, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the Registrant’s investment adviser or sub-adviser. The Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Boston Management and Research and Parametric Portfolio Associates, LLC.

Item 34. Management Services

     Not applicable.

Item 35. Undertakings

     The Portfolio and its wholly owned subsidiary PSAR Commodity Subsidiary, Ltd. (“Subsidiary”) undertake that the Subsidiary’s books and records will be subject to inspection by the Commission to the same extent as the Portfolio’s books and records are subject to inspection by the Commission.

C-2

SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and Commonwealth of Massachusetts on the 10th day of August, 2011.

PARAMETRIC STRUCTURED ABSOLUTE RETURN PORTFOLIO By: /s/ Duncan W. Richardson Duncan W. Richardson President

INDEX TO EXHIBITS

Exhibit No.		Description of Exhibit

(a)		Declaration of Trust dated August 8, 2011

(b)		By-Laws of the Registrant as adopted August 8, 2011

(d)	(1)	Investment Advisory Agreement dated August 8, 2011

	(2)	Investment Sub-Advisory Agreement dated August 8, 2011

(e)		Placement Agent Agreement dated August 8, 2011